                                                                   EXHIBIT 10(j)

                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

                             1998 STOCK OPTION PLAN


1.      PURPOSE

        Science Applications International Corporation (the "Company") hereby establishes the Science Applications International Corporation 1998 Stock Option Plan (the "Plan"). The purpose of the Plan is to advance the interests of the Company and its stockholders by providing a means by which the Company and its Subsidiaries can attract, retain and motivate qualified key employees, directors and consultants and provide such personnel with an opportunity to participate in the increased value of the Company which their effort, initiative and skill have helped produce.

2.      DEFINITIONS

        (a) "Board" shall mean the Board of Directors of the Company.

        (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (c) "Common Stock" shall mean the Class A Common Stock of the Company, par value $.01.

        (d) "Committee" shall mean the Company's Stock Option Committee responsible for administering the Plan.

        (e) "Employee/Optionee" shall mean an Optionee who is an employee of the Company or any Subsidiary.

        (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        (g) "Exercise Price" shall mean the price per share at which an Option may be exercised, as determined by the Committee and as specified in the Optionee's option agreement.

        (h) "Formula Price" shall mean the price per share of Common Stock as established by the Board from time to time.

        (i) "Option" shall mean an option to purchase Common Stock granted pursuant to the Plan.

        (j) "Optionee" shall mean any person who holds an Option pursuant to the Plan.

        (k) "Plan" shall mean this Science Applications International Corporation 1998 Stock Option Plan, as it may be amended from time to time.

        (l) "Purchase Price" shall mean at any particular time the Exercise Price times the number of shares for which an Option is being exercised.

        (m) "Subsidiary" shall mean any entity in which the Company has an equity ownership or a business interest. For purposes of Sections 4(b) and 4(c), "Subsidiary" shall be limited to corporations in an unbroken chain of corporations beginning with the Company in which each of the corporations, other than the last corporation in such chain, owns at least fifty percent (50%) of the total voting power in one of the other corporations in such a chain.

3.      ADMINISTRATION

        (a) The Committee. The Plan shall be administered by the Committee which shall consist of not less than two directors appointed by the Board, each of whom shall satisfy the requirements to be a non-employee director, as defined in Rule 16b-3(b)(3), as amended, of the Exchange Act, and to be an "outside director" under Treasury Regulations Section 1.162-27(e)(3). No member of the Committee shall be liable for any action or determination in respect thereto, if made in good faith. The Board or Committee may appoint a separate committee with respect to Optionees who are not subject to Section 16 of the Exchange Act and/or Section 162(m) of the Code.

        (b) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion and on behalf of the
Company:

               (i) to grant Options;

               (ii) to determine whether the Options granted are intended to be incentive stock options or non-qualified stock options;

               (iii) to determine the Exercise Price per share of Options to be granted;

               (iv) to determine the individuals to whom, and the time or times at which, Options shall be granted and the number of shares for which an Option will be exercisable;

               (v) to interpret the Plan;

               (vi) to prescribe, amend and rescind rules and regulations relating to the Plan;

               (vii) to determine the terms and provisions of each Option granted and, with the consent of the Optionee, to modify or amend each Option;

               (viii) to accelerate or defer, with the consent of the Optionee, the exercise date of any Option;

               (ix) with the consent of the Optionee, to reprice, cancel and regrant, or otherwise adjust the Exercise Price of an Option previously granted by the Committee; and

               (x) to make all other determinations deemed necessary or advisable for the administration of the Plan, including factual determinations.

        (c) Committee Discretion. In exercising its authority, the Committee shall have the broadest possible discretion and the Committee's determinations under the Plan made in good faith shall be binding and conclusive on Optionees and other persons claiming entitlements under the Plan. In no event shall a Committee determination with respect to a particular Optionee or provision of the Plan be binding with respect to any other Optionee (even if similarly situated) nor with respect to any future determinations regarding the same or other provisions of the Plan.

4.      ELIGIBILITY

        (a) General. The individuals who shall be eligible to participate in the Plan and to receive Options hereunder shall be such key employees, directors and consultants of the Company and its Subsidiaries as the Committee shall from time to time determine.

        (b) Limitation. No Option shall be granted to any person who, at the time the Option is granted, owns (including stock owned by application of the constructive ownership rules of Section 425(d) of the Code) stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company or any Subsidiary.

        (c) Incentive Stock Options. No Option which is designated as an incentive stock option shall be granted to any person who, at the time the Option is granted, is not an employee of the Company or a Subsidiary. The aggregate fair market value (determined as of the time the Option is granted) of the Common Stock with respect to which Options designated as incentive stock options are exercisable for the first time by an employee shall not exceed $100,000 during any calendar year (under all plans of the Company or any Subsidiary which provide for the granting of an incentive stock option).

5.       STOCK SUBJECT TO THE PLAN

        (a) Subject to the following provisions of this Section 5, Options to purchase an aggregate number of shares of Common Stock equal to the sum of the following may be granted pursuant to the Plan: (i) 8,500,000 shares of Common Stock; (ii) any shares of Common Stock available for future awards under the 1995 Stock Option Plan as of the Effective Date following which date no further awards shall be made under the 1995 Stock Option Plan; and (iii) any shares of Common Stock that are subject to options granted under the 1992 Stock Option Plan and 1995 Stock Option Plan of the Company (the "Prior Plans"), which are forfeited back to the Company when such options expire, terminate or for another reason cease to be exercisable in whole or in part.

        (b) These shares may consist either in whole or in part of shares of the Company's authorized but unissued Common Stock or shares of the Company's authorized and issued Common Stock reacquired by the Company and held in its treasury.

        (c) If an Option granted under this Plan is surrendered, expires or for any other reason ceases to be exercisable in whole or in part, the shares which were subject to any such Option but as to which the Option ceases to be exercisable shall be available for Options to be granted under the Plan.

6.      STOCK OPTIONS

        (a) Options. The Options granted pursuant to the Plan may be "incentive stock options" within the meaning of Section 422 of the Code or non-qualified stock options. Options designated to be incentive stock options shall be designated as such in the option agreements evidencing such Options.

        (b) Option Agreements. Options shall be evidenced by written option agreements between the Optionee and the Company in such form as the Committee shall from time to time determine. No Option or purported Option shall be a valid and binding obligation of the Company unless previously granted by the Committee and evidenced in writing by such an option agreement. Appropriate officers of the Company are hereby authorized to execute and deliver option agreements in the name of the Company, as directed from time to time by the Committee.

        (c) Exercise Price. The Exercise Price at which Options may be granted under the Plan shall be not less than one hundred percent (100%) of the fair market value of the Common Stock on the day the Option is granted, but may be less than the Exercise Price or Prices of previously granted Options, whether in effect, canceled or expired. As long as the Company's Common Stock is not listed on any national securities exchange or traded on a regular basis (as determined by the Company's Board or a Committee of the Board to which the Board has delegated the authority to make such determination) on the over-the-counter market, fair market value may be taken as the Formula Price as in effect at the date of grant.

        (d) Date of Grant. The Committee shall, after it approves the granting of an Option to a participant, cause the participant to be notified of such action. The date on which the Committee approves the granting of an Option shall be considered the date on which such Option is granted.

        (e) Terms of Exercise. The right to purchase shares covered by any Option or Options under the Plan shall be exercisable only in accordance with the terms and conditions of the grant to such Optionee. The Committee may, in its discretion, provide that such Option or Options may be exercised in whole or in part, in installments, cumulative or otherwise, for any period or periods of time specified by the Committee of not more than ten years from the date of the grant of the Option. Subject to the provisions of Section 9, that portion of an Option which is exercisable on an installment basis may not be exercised prior to the expiration of the applicable installment period.

        (f) Non-Transferability. Except as otherwise provided by the Committee with respect to Options not intended to be incentive stock options, an Option granted under the Plan may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the Optionee to whom granted, may be exercised only by such Optionee or his conservator or other legal representative.

        (g) Limit on Option Grants. In no event may any single Optionee receive Option grants for more than 500,000 shares of Common Stock in the aggregate under this Plan.

7.      EXPIRATION AND TERMINATION

        (a) Expiration of Option. Each Option and all rights and obligations thereunder shall, subject to the provisions of Section 9, expire on a date to be determined by the Committee and set forth in the option agreement, such date, however, in no event to be later than ten (10) years from the date an Option is granted.

        (b) Termination of Option. Each Option and all rights and obligations thereunder shall, subject to the provisions of Section 9, terminate upon the occurrence of such events as determined by the Committee and set forth in the option agreement.

8.      EXERCISE OF OPTIONS

        (a) The Purchase Price shall be paid in full when the Option is exercised. The Purchase Price may be paid in whole or in part in (i) cash, (ii) whole shares of Common Stock owned by Optionee pursuant to Section 8(b) or (iii) a combination thereof. Further, to the extent authorized by the Committee, the Purchase Price may also be paid in whole or in part by an election pursuant to
Section 8(c).

        (b) If shares of Common Stock owned by Optionee are used to pay the Purchase Price, such shares shall be evidenced by negotiable certificates or, if authorized by the Committee, by an attestation signed by Optionee, valued at the Formula Price in effect on the date of exercise; provided, however, that unless an exception is granted by the Secretary of this Corporation, shares of Common Stock of the Company acquired through the exercise of a stock option must have been owned by the Optionee for at least six months before such shares of Common Stock may be used to pay the Purchase Price.

        (c) The Committee may permit the Purchase Price to be paid by an election authorizing the withholding of a number of shares, valued at the Formula Price in effect on the date of exercise of the Option, equal in value to the Purchase Price from the shares to be issued upon the exercise of the Option.

        (d) The Company or any Subsidiary shall be entitled to deduct from other compensation payable to each Optionee any sums required by federal, state or local tax law to be withheld with respect to the exercise of an Option but, in the alternative, may require the Optionee or other person exercising the Option to pay, or the Optionee or such other persons may pay, such sums to the employer corporation at the time of such exercise. The Committee shall have the authority in its discretion to allow withholding on exercise of an Option to be satisfied by withholding from the shares to be issued upon the exercise of the Option a number of shares, valued at the Formula Price in effect on the date of exercise of the Option, equal in value to the withholding requirement.

        (e) An Optionee shall have no rights as a shareholder of the Company with respect to any shares for which his or her Option is exercisable until the date of exercise of such Option and the issuance of a stock certificate for such shares. No adjustment shall be made for dividends, ordinary or extraordinary or whether in currency, securities or other property, distributions, or other rights for which the record date is prior to the date such stock certificate is issued.

        (f) Each Optionee may name a beneficiary or beneficiaries (who may be named contingently or successively) to whom the right to exercise Options following the Optionee's death shall pass. Each designation will revoke any prior designations by the same Optionee, shall be on a form prescribed by the Committee, and shall be effective only when filed by the Optionee in writing with the Committee during the lifetime of the Optionee. In the absence of any such designation, the right to exercise any unexercised Options following the death of the Optionee shall pass to the person or persons to whom the Optionee's rights under the Option pass by will or by the applicable laws of descent and distribution.

9.      CHANGE IN CONTROL

        Notwithstanding any provision of Section 7 above or any option agreement to the contrary but subject to the provisions of Section 4(b) above, the Committee may designate, either at or after the date of grant, that any Option granted pursuant to the Plan shall, in the case of a Change In Control (as hereinafter defined) of the Company, become fully exercisable as to all shares of Common Stock to which it relates from and after the date of such Change In Control. For purposes of this Section 9, the term "Change in Control" shall be deemed to occur upon any "person" (as defined in Section 13(d) of the Exchange
Act), other than the Company or any Subsidiary or employee benefit plan or trust maintained by the Company or any Subsidiary, becoming the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 25% of the Common Stock of the Company outstanding at such time, without the prior approval of the Board. If the provisions of this Section 9 are limited by the $100,000 limit of Section 4(b) above, the acceleration of exercisability provided under this Section 9 shall be first applied to those incentive stock options having the lowest Exercise Price. Any remaining Options which would have become exercisable but for the $100,000 limit shall become exercisable on the first date on which they may become exercisable without exceeding the $100,000 limit.


10.     LOANS

        The Company may, but shall not be obligated to, provide to any Optionee a loan or guarantee on behalf of any Optionee a loan to facilitate the exercise of Options on such terms and conditions as agreed to by the Committee.

11.     CAPITAL ADJUSTMENTS

        The aggregate number of shares of the Company's Common Stock subject to this Plan, the maximum number of shares as to which Options may be granted to any one Optionee hereunder, and the number of shares and the Exercise Price shall be appropriately adjusted, as determined by the

Committee in its discretion, for any increase or decrease in the number of shares of Common Stock which the Company has issued resulting from any stock split, stock dividend, combination of shares or any other change, or any exchange for other securities or any reclassification, reorganization, redesignation, recapitalization, or otherwise.

12.     LIMITATION OF IMPLIED RIGHTS

        (a) Neither an Optionee nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company, including, without limitation, any specific funds, assets, or other property which the Company in its sole discretion, may set aside in anticipation of a liability under the Plan. An Optionee shall have only a contractual right to the Common Stock, if any, issuable under the Plan, unsecured by any assets of the Company.

        (b) An Employee/Optionee's employment with the Company or a Subsidiary is not for any specified term and may be terminated by such Employee/Optionee or by the Company or a Subsidiary at any time, for any reason, with or without cause. Nothing in this Plan or in any option agreement pursuant to this Plan shall confer upon any Optionee any right to continue in the employ of, or affiliation with, the Company or a Subsidiary nor constitute any promise or commitment by the Company or a Subsidiary regarding future positions, future work assignments, future compensation or any other term or condition of employment or affiliation.

13.     GOVERNMENT AND STOCK EXCHANGE REGULATIONS

        The Company shall not be required to issue any shares upon the exercise of any Option unless and until the Company has fully complied with any then applicable requirements by the Securities and Exchange Commission, the California Corporations Commissioner, or other regulatory agencies having jurisdiction, and of any exchanges upon which Common Stock of the Company may be listed.

        Upon the exercise of an Option at a time when there is not in effect a registration statement under the Securities Act of 1933 or a similar statute (the "Act") relating to the stock issuable upon exercise thereof and available for delivery a prospectus meeting the requirements of Section 10(a)(3) of said Act, or if the rules or interpretations of the Securities and Exchange Commission so require, the stock may be issued only if the holder represents and warrants in writing to the Company that the shares purchased are being acquired for investment and not with a view to distribution thereof.

14.     AMENDMENT, SUSPENSION OR TERMINATION OF PLAN

        The Board or the Operating Committee of the Board may at any time suspend or terminate the Plan and may amend it from time to time in such respects as the Board or the Operating Committee may deem advisable in order that Options granted thereunder shall conform to any change in the law, or in any other respect which the Board or the Operating Committee may deem to be in the best interests of the Company; provided, however, that no such amendment shall, without the approval of a majority of the voting power of the capital stock of the Company present or represented and entitled to vote at a duly constituted meeting of the stockholders, (i) increase the maximum number of shares for which Options may be granted under the Plan (in the aggregate or to any single individual), except as specified in Section 11, (ii) materially increase the benefits accruing to any holder of an incentive stock option, or (iii) materially modify the eligibility requirements to receive an incentive stock option

15.     NO IMPLIED RIGHTS OR OBLIGATIONS

        The Company, in establishing and maintaining this Plan as a voluntary and unilateral undertaking, expressly disavows the creation of any rights in Optionees or others claiming entitlements under the Plan or any obligations on the part of the Company, any Subsidiary or the Committee, except as expressly provided herein.

16.     EMPLOYEES BASED OUTSIDE OF THE UNITED STATES

        Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws or regulations in other countries in which the Company and its Subsidiaries operate or have employees, the Committee, in its sole discretion, shall have the power and authority to (i) determine which employees employed outside the United States are eligible to participate in the Plan, (ii) modify the terms and conditions of any Options granted to employees who are employed outside the United States and (iii) establish subplans, modified option exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable.

17.     EFFECTIVE DATE

        The effective date of the Plan shall be July 10, 1998.

18.     TERMINATION DATE

        Unless the Plan shall have been previously terminated by the Board or the Operating Committee of the Board, the Plan shall terminate on July 31, 2000, except as to Options theretofore granted and outstanding under the Plan at that date, and no Option shall be granted after that date.

19.     GOVERNING LAW

        The Plan and all option agreements shall be construed in accordance with and governed by the laws of the State of Delaware.